Exhibit 31(c)

TXU CORP.

Certificate Pursuant to Section 302

of Sarbanes-Oxley Act of 2002

CERTIFICATION OF CEO

I, C. John Wilder, certify that:

1.	I have reviewed this annual report on Form 10-K/A of TXU Corp.; and

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: April 30, 2007

/s/ C. John Wilder
Signature:	C. John Wilder
Title:	Chairman, President and CEO